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                                                                    EXHIBIT 4.1

                DESCRIPTION OF SPECIMEN COMMON STOCK CERTIFICATE

                                     [FRONT]

           TEMPORARY CERTIFICATE EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                       CERTIFICATE WHEN READY FOR DELIVERY

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INCORPORATED UNDER THE LAWS OF                                     COMMON STOCK
THE STATE OF DELAWARE                                            PAR VALUE $.01
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NUMBER                                                                   SHARES
C
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THIS CERTIFICATE IS TRANSFERABLE               CUSIP   45811E 10 3
EITHER IN CHICAGO, IL OR                       SEE REVERSE FOR CERTAIN
IN NEW YORK, NY                                DEFINITIONS
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                              INTEGRATED ELECTRICAL
                                 SERVICES, INC.


This certifies that


is the owner of


             SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF

Integrated Electrical Services, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witnesseth the seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK


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/s/ C. Byron Snyder                             DATE
                   Chairman of the Board
                                                COUNTERSIGNED AND REGISTERED:
                                                 HARRIS TRUST AND SAVINGS BANK
                                                                 TRANSFER AGENT
                                                                 AND REGISTRAR,
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/s/ C. Byron Snyder                             BY
                               Secretary                   AUTHORIZED SIGNATURE
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                      INTEGRATED ELECTRICAL SERVICES, INC.
                                    CORPORATE
                                      SEAL
                                    DELAWARE
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                                    [REVERSE]

                      INTEGRATED ELECTRICAL SERVICES, INC.

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, and relative rights, preferences and limitations of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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TEN COM - as tenants in common                              UNIF GIFT MIN ACT - ______ (Cust)
TEN ENT - as tenants by the entireties                      Custodian ________(Minor) under Uniform
JT TEN - as joint tenants with rights of                    Gifts to Minors Act _________ (State)
survivorship and not as tenants in common
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

     Additional abbreviations may also be used though not in the above list.

     For value received, ________ hereby sell, assign and transfer unto _____________ [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE] [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE] ___________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________ Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.
Dated, ________


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NOTICE:                                    X__________(SIGNATURE)
THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST                       X__________(SIGNATURE)
CORRESPOND WITH THE
NAME(S) AS WRITTEN                         THE SIGNATURE(S) SHOULD BE
UPON THE FACE OF THE                       GUARANTEED BY AN ELIGIBLE
CERTIFICATE IN EVERY                       GUARANTOR INSTITUTION (BANKS,
PARTICULAR WITHOUT                         STOCKBROKERS, SAVINGS AND LOAN
ALTERATION OR                              ASSOCIATIONS AND CREDIT UNIONS
ENLARGEMENT OR ANY                         WITH MEMBERSHIP IN AN APPROVED
CHANGE WHATEVER.                           SIGNATURE GUARANTEE MEDALLION
                                           PROGRAM), PURSUANT TO S.E.C. RULE
                                           17Ad-15.
                                           SIGNATURE(S) GUARANTEED BY:
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